Exhibit 99.1
Filed by Uranium Energy Corp. pursuant to Rule 425 of the Securities Act of 1933, as amended Subject Company: Concentric Energy Corp.
NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	May 6, 2011

Uranium Energy Corp. Announces Merger to Acquire the Anderson Property in Arizona

Corpus Christi, TX - May 6, 2011 - Uranium Energy Corp. (NYSE-AMEX: UEC; the "Company" or "UEC") and Concentric Energy Corp. ("Concentric") announced today that their respective boards of directors have approved a stock-for-stock merger (the "Merger") to be effected under the laws of Nevada, and that the companies have signed a definitive Merger Agreement & Plan of Merger (the "Merger Agreement"). Upon completion of the Merger, it is anticipated that approximately 1,253,440 shares of UEC common stock will be issued to the former Concentric stockholders to acquire Concentric and its undivided 100% interest in the Anderson Property, a 5,785-acre mineral claim block located in Yavapai County, Arizona, with a previous history of small-scale uranium production.

The Anderson Property

The Anderson Property is comprised of 289 contiguous, unpatented lode mining and placer claims covering 5,785 acres (nine square miles). It is located in a remote area of Yavapai County, Arizona, approximately 75 miles northwest of Phoenix. In 2001, Concentric staked this claim block, which consolidated portions of the mineral claims held in the 1970s by Minerals Exploration Company ("MinEx"), a subsidiary of Unocal Corporation, and Urangesellschaft U.S.A., Inc. ("UG").

Public filings indicate that anomalous radioactivity was first detected in 1955 near the Anderson Property, which led to small-scale open pit mining at its north end resulting in a total of 10,758 tons of ore averaging 0.15% or 33,230 pounds of U3O8 being shipped to Tuba City, Arizona, for custom milling. Production ceased in 1959 when the Atomic Energy Commission terminated its ore purchasing program. This information was obtained from a report by Sherborne in 1979 entitled "Major Uranium Discovery in Volcaniclastic Sediments, Basin and Range Province, Yavapai County, Arizona".

Since then, over 1,400 exploration drill holes have been completed on the Anderson Property, including 1,320 downhole gamma surveys and 5,596 chemical assays, almost all of which were completed in the 1970s by MinEx on the northern section and by UG on the southern section. In late 1977, a preliminary feasibility study relating to the northern section of the Anderson Property was completed for MinEx by Morrison-Knudsen Company, Inc. ("MK"). By mid-1978, based on the favorable economics indicated in the preliminary feasibility study, a detailed final feasibility study was completed for MinEx by MK which evaluated a 2,000 ton per day mill to support open pit mining on the Anderson Property. In September 1979, UG's engineering group completed an internal preliminary feasibility study of an underground mine relating to the southern section of the Anderson Property. These reports are further supported by numerous other positive studies including third party resource analyses by Chapman, Wood and Griswold, metallurgical studies and leach pilot tests by Hazen Research. However, these historical studies pre-date NI 43-101 and should not be treated as current. The Company has not performed the necessary work to verify these historical studies and the results should not be relied upon. By the end of 1979, global and market events led both MinEx and UG to abandon their mineral claims in the Anderson Property.

In 2006, Concentric conducted the first drill program on the Anderson Property since the abandonment by MinEx and UG. A 25-hole drill program was completed to confirm the historical MinEx exploration database by "twinning" a significant number of former MinEx drill holes. A total of 24 rotary and one core drill holes totalling 8,087 feet were completed. No confirmation holes were drilled on the former UG portion of the Anderson Property. In 2008, Concentric commissioned Mountain States Research & Development International, Inc. to complete a process engineering assessment, the results of which are presented in a report entitled Final Report Preliminary Process Engineering and Cost Estimates, Anderson Uranium Project, Yavapai County, Arizona.

Terms of the Merger

Under the terms of the Merger Agreement, Concentric's stockholders will receive 0.1075 of one share of UEC common stock for every one share of Concentric common stock. With 11,659,905 shares of Concentric common stock outstanding, it is anticipated that approximately 1,253,440 shares of UEC common stock will be issued to the former Concentric stockholders upon completion of the Merger, representing approximately 1.7% of the issued and outstanding common stock of UEC. Based on the closing market price of UEC's common stock of $3.20 per share on May 5, 2011, the total share consideration to be issued to Concentric's stockholders will have value of approximately $4.011 million. Upon completion of the Merger, a wholly-owned subsidiary of UEC will be the surviving corporation and become vested with all of Concentric's assets and property.

It is a condition precedent to the completion of the Merger that the Company is able to achieve a contemporaneous closing of the full assignment to UEC of Global Uranium Corp.'s ("Global") rights (the "Rights") under the terms and conditions of an underlying Option and Joint Venture Agreement dated April 13, 2010 between Global and Concentric, with respect to the Anderson Property. As a consequence, the Company has recently entered into an Acquisition Agreement with Global (the "Global Acquisition Agreement") to acquire such Rights in consideration of UEC's delivery to Global of (i) an initial payment of $150,000, (ii) a further $200,000 payment thereby releasing and assigning to the Company any security previously granted by Concentric to Global and (iii) 350,000 restricted shares of the Company's common stock and a final payment of $150,000 at the closing of the Merger.

The Merger is subject to various other conditions, including: the approval of the stockholders of Concentric; completion within 30 days by each party, to its satisfaction, of due diligence investigation of the other party's business and affairs to determine the feasibility, economic or otherwise, of the Merger; the number of holders of Concentric common stock exercising dissent rights available to them under Nevada law shall not exceed 5% of the total issued and outstanding shares of Concentric common stock; and other customary conditions. In addition, each party's obligation to consummate the Merger is subject to the accuracy of the representations and warranties of the other party and material compliance of the other party with its covenants.

The ratio (the "Exchange Ratio") which determines the number of shares of UEC common stock that are to be issued on completion of the Merger for all of the shares of Concentric common stock is subject to reduction by the shares of Concentric common stock held by those stockholders, if any, who elect to exercise dissent rights under Nevada law. The Exchange Ratio also may be adjusted by good faith negotiation between the parties, if required, having regard to the results of the due diligence investigation of either party's business and affairs by the other party.

The Merger Agreement also contemplates that: (a) all of the outstanding common stock purchase warrants of Concentric (the "Concentric Warrants") will be disposed of by the holders thereof in consideration for the issuance by UEC of non-transferable common stock purchase warrants (the "UEC Exchange Warrants"). The number of UEC Exchange Warrants issuable will be determined with reference to the Exchange Ratio. Currently, the Exchange Ratio is anticipated to be 0.1075 of one UEC Exchange Warrant for every one Concentric Warrant. The exercise price of each UEC Exchange Warrant is anticipated to be determined by dividing the per share exercise price of the corresponding Concentric Warrants by 0.1075, subject to adjustment if the Exchange Ratio is adjusted.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and reviewed by Clyde L. Yancey, P.G., Vice President-Exploration for the Company, a QP under NI 43-101 standards.

About Uranium Energy Corp.

Uranium Energy Corp. is a U.S.-based uranium production, development and exploration company operating North America's newest uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which has just initiated production, and the Goliad in-situ recovery project which has been granted its Mine Permit and is in the final stages of mine permitting for production. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp.:

Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:

NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

EXCEPT FOR THE STATEMENTS OF HISTORICAL FACT CONTAINED HEREIN, THE INFORMATION PRESENTED IN THIS NEWS RELEASE CONSTITUTES "FORWARD-LOOKING STATEMENTS" AS SUCH TERM IS USED IN APPLICABLE UNITED STATES AND CANADIAN LAWS. THESE STATEMENTS RELATE TO ANALYSES AND OTHER INFORMATION THAT ARE BASED ON FORECASTS OF FUTURE RESULTS, ESTIMATES OF AMOUNTS NOT YET DETERMINABLE AND ASSUMPTIONS OF MANAGEMENT. ANY OTHER STATEMENTS THAT EXPRESS OR INVOLVE DISCUSSIONS WITH RESPECT TO PREDICTIONS, EXPECTATIONS, BELIEFS, PLANS, PROJECTIONS, OBJECTIVES, ASSUMPTIONS OR FUTURE EVENTS OR PERFORMANCE (OFTEN, BUT NOT ALWAYS, USING WORDS OR PHRASES SUCH AS "EXPECTS" OR "DOES NOT EXPECT", "IS EXPECTED", "ANTICIPATES" OR "DOES NOT ANTICIPATE", "PLANS, "ESTIMATES" OR "INTENDS", OR STATING THAT CERTAIN ACTIONS, EVENTS OR RESULTS "MAY", "COULD", "WOULD", "MIGHT" OR "WILL" BE TAKEN, OCCUR OR BE ACHIEVED) ARE NOT STATEMENTS OF HISTORICAL FACT AND SHOULD BE VIEWED AS "FORWARD-LOOKING STATEMENTS". SUCH FORWARD LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

FORWARD-LOOKING STATEMENTS INCLUDED IN THIS NEWS RELEASE CONSIST OF STATEMENTS RELATING TO THE PROPOSED MERGER, INCLUDING THE EXCHANGE RATIO THAT WILL GOVERN THE NUMBER OF SHARES OF UEC COMMON STOCK THAT ARE TO BE ISSUED ON COMPLETION OF THE MERGER FOR ALL OF THE SHARES OF CONCENTRIC COMMON STOCK. THE COMPLETION OF THE MERGER IS SUBJECT TO VARIOUS CONDITIONS PRECEDENT, AS DETAILED ABOVE. OTHER RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE ACTUAL RESULTS OF EXPLORATION ACTIVITIES, VARIATIONS IN THE UNDERLYING ASSUMPTIONS ASSOCIATED WITH THE ESTIMATION OR REALIZATION OF MINERAL RESOURCES, THE AVAILABILITY OF CAPITAL TO FUND PROGRAMS AND THE RESULTING DILUTION CAUSED BY THE RAISING OF CAPITAL THROUGH THE SALE OF SHARES, ACCIDENTS, LABOR DISPUTES AND OTHER RISKS OF THE MINING INDUSTRY INCLUDING, WITHOUT LIMITATION, THOSE ASSOCIATED WITH THE ENVIRONMENT, DELAYS IN OBTAINING GOVERNMENTAL APPROVALS, PERMITS OR FINANCING OR IN THE COMPLETION OF DEVELOPMENT OR CONSTRUCTION ACTIVITIES, TITLE DISPUTES OR CLAIMS LIMITATIONS ON INSURANCE COVERAGE. ALTHOUGH THE COMPANY HAS ATTEMPTED TO IDENTIFY IMPORTANT FACTORS THAT COULD CAUSE ACTUAL ACTIONS, EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN FORWARD-LOOKING STATEMENTS, THERE MAY BE OTHER FACTORS THAT CAUSE ACTIONS, EVENTS OR RESULTS NOT TO BE AS ANTICIPATED, ESTIMATED OR INTENDED. THERE CAN BE NO ASSURANCE THAT SUCH STATEMENTS WILL PROVE TO BE ACCURATE AS ACTUAL RESULTS AND FUTURE EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH STATEMENTS. ACCORDINGLY, READERS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE AND IN ANY DOCUMENT REFERRED TO IN THIS NEWS RELEASE.

CERTAIN MATTERS DISCUSSED IN THIS NEWS RELEASE AND ORAL STATEMENTS MADE FROM TIME TO TIME BY REPRESENTATIVES OF THE COMPANY MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED UPON REASONABLE ASSUMPTIONS, IT CAN GIVE NO ASSURANCE THAT ITS EXPECTATIONS WILL BE ACHIEVED. FORWARD-LOOKING INFORMATION IS SUBJECT TO CERTAIN RISKS, TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. MANY OF THESE FACTORS ARE BEYOND THE COMPANY'S ABILITY TO CONTROL OR PREDICT. IMPORTANT FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY AND THAT COULD IMPACT THE COMPANY AND THE STATEMENTS CONTAINED IN THIS NEWS RELEASE CAN BE FOUND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. FOR FORWARD-LOOKING STATEMENTS IN THIS NEWS RELEASE, THE COMPANY CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE OR SUPPLEMENT ANY FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NEITHER THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION APPROVES OR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

IN CONNECTION WITH THE PROPOSED MERGER, UEC INTENDS TO FILE RELEVANT MATERIALS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), INCLUDING A REGISTRATION STATEMENT ON FORM S-4 (THE "REGISTRATION STATEMENT"), WHICH WILL INCLUDE A PRELIMINARY PROSPECTUS AND RELATED MATERIALS TO REGISTER THE SECURITIES OF UEC TO BE ISSUED IN EXCHANGE FOR SECURITIES OF CONCENTRIC. THE REGISTRATION STATEMENT WILL INCORPORATE A PROXY STATEMENT (THE "PROXY STATEMENT") THAT CONCENTRIC PLANS TO FILE WITH THE SEC AND MAIL TO ITS STOCKHOLDERS IN CONNECTION WITH OBTAINING STOCKHOLDER APPROVAL OF THE PROPOSED MERGER. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT UEC, CONCENTRIC, THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT CAREFULLY WHEN THEY ARE AVAILABLE. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC BY UEC AND CONCENTRIC, THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. DOCUMENTS FILED BY UEC WITH THE SEC MAY BE OBTAINED FREE OF CHARGE BY CONTACTING THE COMPANY AT: URANIUM ENERGY CORP.; ATTENTION: MR. MARK KATSUMATA, CFO; 500 NORTH SHORELINE, SUITE 800N, CORPUS CHRISTI, TEXAS, 78401, TEL: (512) 828.6980.

CONCENTRIC, AND ITS DIRECTORS AND EXECUTIVE OFFICERS, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM CONCENTRIC'S STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION DESCRIBED HEREIN. INFORMATION REGARDING ANY SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTION DESCRIBED HEREIN WILL BE INCLUDED IN THE PROXY STATEMENT DESCRIBED ABOVE.

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